                                                                   Exhibit 10.45

                                                                  Execution Copy
                                                                  --------------

                  FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST

                                     Issuer,

                                       and

                              THE BANK OF NEW YORK

                                Indenture Trustee

                      SERIES 2001-VFN INDENTURE SUPPLEMENT

                          Dated as of October 17, 2001

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I CREATION OF THE SERIES 2001-VFN NOTES...............................1
     Section 1.1 Designation..................................................1

ARTICLE II DEFINITIONS........................................................1
     Section 2.1 Definitions..................................................1

ARTICLE III Optional Redemption of Notes; Final Distributions................14
     Section 3.1 Optional Redemption.........................................14
     Section 3.2 Delivery and Payment for the Series 2001-VFN Notes..........16
     Section 3.3 Private Placement of Class A Notes; Form of Delivery
                 of Series 2001-VFN..........................................16

ARTICLE IV RIGHTS OF NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIION
     Section 4.1 [Reserved]..................................................17
     Section 4.2 [Reserved]..................................................17
     Section 4.3 Allocations.................................................17
     Section 4.4 Defaulted Accounts..........................................20
     Section 4.5 Monthly Payments............................................20
     Section 4.6 Payment of Note Interest....................................23
     Section 4.7 Payment of Note Principal...................................24
     Section 4.9 Seller's or Servicer's Failure to Make a
                 Deposit or Payment..........................................25
     Section 4.10 Reallocated Principal Collections..........................26
     Section 4.11 Class A Increases..........................................27
     Section 4.12 Notice of Note Rate........................................27
     Section 4.13 Suspension of the Revolving Period.........................27
     Section 4.14 Maximum Class A Collateral Amount..........................28
     Section 4.15 Shared Principal Collections...............................28
     Section 4.16 Excess Finance Charge Collections..........................28
     Section 4.17 Termination of Series......................................29

ARTICLE V DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS...........................29
     Section 5.1 Distributions...............................................29
     Section 5.2 Reports to Investors........................................30

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE VI SERIES PAY-OUT EVENTS.............................................30
     Section 6.1 Series Pay-Out Events.......................................30

ARTICLE VII MISCELLANEOUS....................................................33
     Section 7.1 Change in Account Terms.....................................33
     Section 7.2 Permitted Successor Servicer................................33
     Section 7.3 Successors and Assigns......................................34
     Section 7.4 Final Distribution..........................................34
     Section 7.5 Amendments..................................................34
     Section 7.6 Effectiveness...............................................34
     Section 7.7 Ratification of Indenture...................................35
     Section 7.8 Counterparts................................................35
     Section 7.9 GOVERNING LAW...............................................35
     Section 7.10 Consents...................................................35
     Section 7.11 Certain Calculations.......................................35
     Section 7.12 Repurchase Requests........................................36
     Section 7.13 Perfection Representations, Warranties and Covenants.......37
     Section 7.14 Rights of the Indenture Trustee............................37
     Section 7.15 Limitation of Liability....................................37

Exhibit A   Form of Class A Note
Exhibit B   Form of Monthly Payment Instructions and Notification
Exhibit C   Form of Investor Report

Schedule1   Perfection Representations, Warranties and Covenants

          SERIES 2001-VFN INDENTURE SUPPLEMENT, dated as of October 17, 2001 (the "Indenture Supplement"), between FIRST CONSUMERS CREDIT CARD MASTER
           --------------------
     NOTE TRUST, a trust organized and existing under the laws of the State of Illinois (herein, the "Issuer" or the "Trust"), and THE BANK OF NEW YORK, a
                            ------          -----
     banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under
                                                     -----------------
     the Master Indenture, dated as of March 1, 2001 (the "Master Indenture")
                                                           ----------------
     between the Issuer and the Indenture Trustee (the Master Indenture, together with this Indenture Supplement, the "Indenture").
                                                   ---------

          Pursuant to Section 2.12 of the Indenture, the Seller may direct the
                      ------------
     Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                    ARTICLE I

                      CREATION OF THE SERIES 2001-VFN NOTES

          Section 1.1 Designation. There is hereby created a Series of Notes to
                      -----------
     be issued pursuant to the Indenture to be known as the "Series 2001-VFN
                                                             ---------------
     Notes." The Series 2001-VFN Notes shall consist of the "Series 2001-VFN
     -----
     Class A Variable Funding Asset Backed Notes" (the "Class A Notes"). The
                                                        -------------
     Class A Notes shall be substantially in the form of Exhibit A to this
                                                         ---------
     Indenture Supplement.

                                   ARTICLE II

                                   DEFINITIONS

     Section 2.1 Definitions.
                 -----------

          (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accrual Period" means the period from and including a Distribution
           --------------
     Date (or in the case of the initial Accrual Period, the Closing Date) to but excluding the succeeding Distribution Date.

          "Administrative Agent" means MGT or any successor in that capacity
           --------------------
     pursuant to the Note Purchase Agreement.

          "Aggregate Class A Increase Amount" means the cumulative amount of
           ---------------------------------
     Class A Increase Amounts.

          "Aggregate Excess Collateral Amount Increase Amount" means the
           --------------------------------------------------
     cumulative amount of Excess Collateral Amount Increase Amounts.

          "Allocation Percentage" means, on any date of determination:
           ---------------------

               (a) when used with respect to Principal Collections during the Revolving Period, the percentage equivalent of a fraction the numerator of which shall be the Collateral Amount on the preceding Business Day (taking into account all Class A Increases and Excess Collateral Amount Increases effected on such date of determination or any reduction in the Collateral Amount on such date of determination) and the denominator of which shall be the greater of (i) the aggregate amount of Principal Receivables as of the end of the day on the most recent Reset Date and (ii) the sum of the numerators used to calculate the Allocation Percentages with respect to Principal Receivables for all Series outstanding on the day after such Reset Date;

               (b) when used with respect to Principal Collections during an Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Collateral Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (i) the aggregate amount of Principal Receivables as of the end of the most recent Reset Date and (ii) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Principal Receivables for all outstanding Series on the day after such Reset Date;

               (c) when used with respect to Finance Charge Collections during the Revolving Period, any Limited Amortization Period and the Controlled Amortization Period and with respect to Receivables in Defaulted Accounts at any time, the percentage equivalent of a fraction the numerator of which shall be the Collateral Amount as of the end of the day on the preceding Business Day (taking into account all Class A Increases and Excess Collateral Amount Increases effected on such date of determination or any reduction in the Collateral Amount on such date of determination) and the denominator of which shall be the greater of (i) the aggregate amount of Principal Receivables as of the end of the day on the most recent Reset Date and
          (ii) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Finance Charge Collections or Defaulted Accounts, as applicable, for all outstanding Series on the day after such Reset Date; and

               (d) when used with respect to Finance Charge Collections during the Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Collateral Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (i) the aggregate amount of Principal Receivables as of the end of the day on the most recent Reset Date and
          (ii) the sum of the numerators used to calculate the Allocation Percentages with respect to Finance Charge Collections for all outstanding Series on the day after such Reset Date.

          "Amortization Period" means the Controlled Amortization Period, the
           -------------------
     Limited Amortization Period or the Rapid Amortization Period.

          "Average Allocation Percentage" means with respect to any Allocation
           -----------------------------
     Percentage for any Monthly Period the sum of the Allocation Percentages as of the close of business for each day in such Monthly Period divided by the number of days in such Monthly Period.

          "Average Class A Collateral Amount" means for any Monthly Period the
           ---------------------------------
     sum of the Class A Collateral Amounts as of the close of business for each day in such Monthly Period, divided by the number of days in such Monthly Period.

          "Average Collateral Amount" means for any Monthly Period the sum of
           -------------------------
     the Collateral Amounts as of the close of business for each day in such Monthly Period, divided by the number of days in such Monthly Period.

          "Base Rate" means, with respect to any Monthly Period, (a) the sum of
           ---------
     (i) the Note Interest for the Accrual Period ending in the month following the end of such Monthly Period and (ii) the amount of the Investor Monthly Servicing Fee allocable to the Series 2001-VFN Notes in respect of such Monthly Period, divided by (b) the Average Collateral Amount for the preceding Monthly Period, multiplied by (c) 12.

          "Breakage Payments" is defined in the Note Purchase Agreement.
           -----------------

          "Change of Control" means that:
           -----------------

               (i) Spiegel shall fail to own, directly or indirectly, free and clear of all liens, security interests or other encumbrances, at least 51% of the outstanding shares of capital stock of FCNB, on a fully diluted basis; or

               (ii) the Otto family related investment entities shall fail to own or control at least 67% of the outstanding voting stock of Spiegel.

          "Class A Allocation Percentage" means, with respect to any date of
           -----------------------------
     determination, (a) during the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A Collateral Amount determined as of the close of business on the Business Day immediately preceding such date of determination and the denominator of which is the Collateral Amount determined as of the close of business on such day and
     (b) during an Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Class A Collateral Amount as of the close of business on the last day of the Revolving Period and the denominator of which is the Collateral Amount as of the close of business on such last day.

          "Class A Collateral Amount" means, on any date of determination, an
           -------------------------
     amount equal to (a) the Initial Class A Collateral Amount, plus (b) the Aggregate Class A Increase Amount, minus (c) the aggregate amount of payments of principal paid to the Class A Noteholders pursuant to Section
                                                                       -------
     4.7 or from the proceeds of issuance of a new Series pursuant to the final
     ---
     paragraph of Section 4.13 prior to such date of determination, minus (d)
                  ------------
     the excess, if any, of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to Section 4.5(d)
                                                              --------------
     prior to such date of determination.

          "Class A Expected Final Payment Date" means the January 2004
           -----------------------------------
     Distribution Date.

          "Class A Increase" means an increase in the Class A Collateral Amount
           ----------------
     pursuant to Section 4.11.
                 ------------

          "Class A Increase Amount" is defined in Section 4.11.
           -----------------------                ------------

          "Class A Increase Conditions" are set forth in Section 4.2 of the Note
           ---------------------------                   -----------
     Purchase Agreement.

          "Class A Investor Charge Off" is defined in Section 4.4.
           ---------------------------                -----------

          "Class A Monthly Total Principal Allocation" is defined in Section
           ------------------------------------------                -------
     4.7.
     ---

          "Class A Note Rate" means, with respect to any Accrual Period, the per
           -----------------                                                 ---
     annum rate equal to the percentage equivalent of a fraction (a) the
     -----
     numerator of which is the Note Interest for that Accrual Period, multiplied by a fraction the numerator of which is 365 (or 366, in a leap year) and the denominator of which is the number of days in that Accrual Period and
     (b) the denominator of which is the Average Class A Collateral Amount during that Accrual Period.

          "Class A Noteholder" means the holder of record of any Class A Note.
           ------------------

          "Class A Notes" means any one of the Notes executed by the Seller and
           -------------
     authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.
                 ---------

          "Class A Principal Allocation" means, with respect to any Deposit
           ----------------------------
     Date, an amount equal to the product of (A) the Class A Allocation Percentage on the Deposit Date for Principal Collections (or, during a Non-Renewal Amortization Period, the Non-Renewing Allocation Percentage),
     (B) the Allocation Percentage on the Deposit Date for Principal Collections and (C) the aggregate amount of Principal Collections processed on such Deposit Date, all as pursuant to Section 4.3(b)(ii).
                                      ------------------

          "Class Note Interest" is defined in the Note Purchase Agreement.
           -------------------

          "Closing Date" means the date of this Indenture Supplement.
           ------------

          "Collateral Amount" means, on any date of determination, the sum of
           -----------------
     (a) the Class A Collateral Amount, plus (b) the Excess Collateral Amount on such date of determination.

          "Commercial Paper" means commercial paper notes issued by any Conduit
           ----------------
     Purchaser to fund or maintain its initial purchase of the Class A Notes and any Class A Increase Amount.

          "Conduit Downgrade Event" means any action or other event related to
           -----------------------
     the Trust that causes a Rating Agency to reduce, or withdraw, its rating of the Commercial Paper issued by any Conduit Purchaser below the then current ratings of the Commercial Paper issued by such Conduit Purchaser.

          "Conduit Managing Agent" is defined in the Note Purchase Agreement.
           ----------------------

          "Conduit Purchaser" is defined in the Note Purchase Agreement.
           -----------------

          "Controlled Amortization Period" means an Amortization Period
           ------------------------------
     commencing on the day following the last day of the Revolving Period and continuing (a) to, but not including, the commencement of the Rapid Amortization Period or (b) to, and including, the earlier of (i) the Trust Termination Date and (ii) the Series Termination Date.

          "Controlled Distribution Amount" means, for each Monthly Period which
           ------------------------------
     commences during the Controlled Amortization Period, the sum of (a) one-twelfth of the Class A Collateral Amount as of the last day of the Revolving Period, plus (b) the Deficit Controlled Distribution Amount for the preceding Monthly Period; provided, that the Seller may, by written
                                   --------
     notice to the Administrative Agent delivered not less than five (5) Business Days prior to the related Distribution

     Date, specify a greater Controlled Distribution Amount for that Distribution Date (which shall be an integral multiple of $1,000,000).

          "Cycle" means, with respect to any Account, the monthly billing cycle
           -----
     for such Account as determined in accordance with the Charge Account Guidelines as in effect on the date of this Agreement.

          "Cycle Billing Date" means, with respect to any Account, each date on
           ------------------
     which bills are processed for the Cycle which includes such Account.

          "Default Estimate" means, for any Monthly Period, an amount equal to
           ----------------
     the product of (i) 1.5, multiplied by (ii) the arithmetic mean of the Investor Default Amounts for the prior three Monthly Periods.

          "Deficit Controlled Distribution Amount" means, for each Monthly
           --------------------------------------
     Period during the Controlled Amortization Period, the excess, if any, of the Controlled Distribution Amount for such Monthly Period over the amount of principal actually distributed with respect to the Class A Notes on the related Distribution Date.

          "Delinquency Amount" means, with respect to any Monthly Period, the
           ------------------
     aggregate amount of Receivables that were 31 or more days past due at the end of such Monthly Period.

          "Determination Date" means with respect to any Monthly Period, the
           ------------------
     last Business Day occurring in the first ten days of the succeeding calendar month.

          "Dilution" means, for any Monthly Period, the aggregate reduction in
           --------
     the outstanding balance of receivables in the entire portfolio of FCNB MasterCard and Visa credit card accounts during such Monthly Period that are due to, without duplication, (a) merchandise refused or returned by the obligor thereunder, (b) any rebate, refund, chargeback or adjustment, (c) the assertion of a counterclaim or defense by the obligor thereunder and either (i) the Servicer has agreed that such counterclaim or defense is valid or (ii) a final nonappealable judgment or decree has been entered in favor of such obligor in respect of such counterclaim or defense by a court or arbitral body having jurisdiction thereof, and (d) fraudulent or counterfeit charges, but only if and to the extent such fraudulent or counterfeit charges are not included as charge-offs under the Charge Account Guidelines.

          "Distribution Date" means the fifteenth day of each month, or, if such
           -----------------
     fifteenth day is not a Business Day, the next succeeding Business Day.

          "Enhancement Increase Amount" means a Class A Increase Condition after
           --------------------------
     giving effect to the related Class A Increase Amount and the resulting increase in the Collateral Amount, the amount, if any, that when added to the Excess Collateral Amount will cause the Excess Collateral Amount Allocation Percentage (after giving effect to such increase) to equal the Required Excess Collateral Amount Percentage then in effect.

          "Enhancement Increase Condition" means a Class A Increase.
           ------------------------------

          "Excess Allocation Series" is defined in Section 4.16.
           ------------------------                ------------

          "Excess Collateral Amount" means, on any date of determination, an
           ------------------------
     amount equal to (a) the sum of (i) the Initial Excess Collateral Amount and
     (ii) the Aggregate Excess Collateral Amount Increase Amount, minus (b) the aggregate amount of payments of principal paid to the Excess Collateral Amount Holders pursuant to Section 4.7 prior to such date of determination,
                                -----------
     minus (c) the excess, if any, of the sum of the aggregate amount of Excess Collateral Amount Investor Charge Offs and Excess Collateral Amount Reallocated Amounts over Excess Collateral Amount Investor Charge Offs and Excess Collateral Amount Reallocated Amounts reimbursed pursuant to Section
                                                                         -------
     4.5(d) prior to such date of determination.
     ------

          "Excess Collateral Amount Allocation Percentage" means, with respect
           ----------------------------------------------
     to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Amount determined as of the close of business on the immediately preceding Business Day and the denominator of which is the Collateral Amount determined as of the close of business on such Business Day.

          "Excess Collateral Amount Holder" means the holders of the Seller
           -------------------------------
     Interest.

          "Excess Collateral Amount Increase" means any increase in the Excess
           ---------------------------------
     Collateral Amount as provided in Section 4.8.
                                      ------------

          "Excess Collateral Amount Increase Amount" means the amount of any
           ----------------------------------------
     Excess Collateral Amount Increase pursuant to Section 4.8.
                                                   -----------

     "Excess Collateral Amount Investor Charge Off" is defined in Section 4.4.
      --------------------------------------------                ------------

          "Excess Collateral Amount Percentage" means, for any date of
           -----------------------------------
     determination, 100%, minus the Class A Allocation Percentage on that date.

          "Excess Collateral Amount Reallocated Amounts" is defined in Section
           --------------------------------------------                --------
     4.10.
     ----

          "Excess Spread" is defined in Section 4.5(f).
           -------------                --------------

          "Excess Spread Percentage" means, for any Monthly Period, the
           ------------------------
     difference between the Portfolio Yield and the Base Rate for such Monthly Period.

          "Finance Charge Shortfall" is defined in Section 4.16.
           ------------------------                ------------

          "Funding Costs" means any Breakage Payments and any additional costs
           -------------
     payable pursuant to Section 13.4 or 13.5 of the Note Purchase Agreement, to
                         ------------    ----
     the extent not paid pursuant to the Note Purchase Agreement.

          "Initial Class A Collateral Amount" means $198,000,000.
           ---------------------------------

          "Initial Collateral Amount" means the sum of the Initial Class A
           -------------------------
     Collateral Amount and the Initial Excess Collateral Amount.

          "Initial Excess Collateral Amount" means $34,941,176.
           --------------------------------

          "Investor Charge Off" means a Class A Investor Charge Off or an Excess
           -------------------
     Collateral Amount Investor Charge Off.

          "Investor Default Amount" means, for any Monthly Period, an amount
           -----------------------
     equal to the product of (a) the Default Amount for such Monthly Period and
     (b) the Average Allocation Percentage for such Monthly Period.

          "Investor Monthly Servicing Fee" means, for any Monthly Period, an
           ------------------------------
     amount equal to the product of (a) the Average Collateral Amount for that Monthly Period, (b) the applicable Series Servicing Fee Percentage and (c) a fraction, the numerator of which is the number of days in that Monthly Period and the denominator which is 365 (or 366, when applicable).

          "Limited Amortization Amount" means (a) for any Distribution Date
           ---------------------------
     relating to a Non-Renewal Amortization Period, the Class A Collateral Amount with respect to all Non-Renewing Ownership Groups, (b) for any Distribution Date relating to any other Limited Amortization Period, the excess, if any, of (i) the amount specified in the effective notice delivered by the Seller in accordance with Section 4.13, over (ii) the
                                                ------------  ----
     aggregate amount of principal distributed to the Series 2001-VFN Noteholders on all prior Distribution Dates, if any, related to any Monthly Period in such Limited Amortization Period and (c) for any other Distribution Date, any amount (which shall be in an amount satisfying the requirements of the second grammatical paragraph of Section 4.13) selected
                                                         ------------
     by the Seller with respect to that Distribution Date with not less than five Business Days' prior written notification by the Seller to the Administrative Agent.

          "Limited Amortization Period" means, unless the Controlled
           ---------------------------
     Amortization Period or the Rapid Amortization Period shall have occurred prior thereto, a period beginning on the first day of any Monthly Period
     (a) specified in the effective notice delivered by the Seller in accordance with Section 4.13 or (b) following any Purchase Commitment Expiration Date
          ------------
     as to which there is any Non-Renewing Ownership Group, if none of or less than all of the related Purchase Commitments have been assigned to other Persons pursuant to Section 15.4 of the Note Purchase Agreement, and ending
                         ------------
     upon the first to occur of (i) the commencement of the Controlled Amortization Period or the Rapid Amortization Period, and (ii) the last day of the Monthly Period related to the Distribution Date on which the Limited Amortization Amount is reduced to zero.

          "Maximum Class A Collateral Amount" is defined in Section 4.14.
           ---------------------------------                ------------

          "Maximum Reallocated Principal Reserves Amount" means, with respect to
           ---------------------------------------------
     any Monthly Period, the sum of (a) the aggregate amount of Note Interest payable on the Distribution Date following such Monthly Period (such amount to be estimated by the Servicer in good faith after consultation with the Administrative Agent) and (b) the Monthly Servicing Fee payable on the Distribution Date following such Monthly Period.

          "MGT" means Morgan Guaranty Trust Company of New York and its
           ---
     successors and assigns.

          "Minimum Seller Percentage" means, with respect to Series 2001-VFN,
           -------------------------
     7.00%.

          "Monthly Finance Charge Allocation" is defined in Section 4.3(c).
           ---------------------------------                --------------

          "Monthly Period Finance Charge Subaccount Allocation" is defined in
           ---------------------------------------------------
     Section 4.5.
     -----------

          "Non-Renewal Amortization Period" means a Limited Amortization Period
           -------------------------------
     which begins pursuant to clause (b) of the definition thereof.
                              ----------

          "Non-Renewing Allocation Percentage" means, with respect to any date
           ----------------------------------
     of determination, during a Non-Renewal Amortization Period, the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Collateral Amount represented by the Class A Notes held by the Conduit Managing Agent for each Non-Renewing Ownership Group as of the close of business on the last day of the Revolving Period and the denominator of which is the Collateral Amount as of the close of business on such last day.

          "Non-Renewing Ownership Group" is defined in the Note Purchase
           ---------------------------
     Agreement.

          "Note Interest" is defined in the Note Purchase Agreement.
           -------------

          "Note Purchase Agreement" means the Note Purchase Agreement dated as
           -----------------------
     of October   , 2001 among the Seller, the Servicer, FCNB, SCCIII, MGT, as
                --
     the Administrative Agent and Conduit Managing Agent and the Conduit Purchasers, the other Conduit Managing Agents, and the Bank Purchasers identified therein, as amended and in effect from time to time.

          "Noteholder" means the holder of record of any Note.
           ----------

          "Notes" means the Class A Notes.
           -----

          "Official Body" means any government or political subdivision or any
           -------------
     agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          "Ownership Group" is defined in the Note Purchase Agreement.
           ---------------

          "Pay Out Commencement Date" means the date on which a Trust Pay Out
           -------------------------
     Event is deemed to occur pursuant to Section 5.1 of the Indenture or a
                                          -----------
     Series Pay Out Event is deemed to occur pursuant to Section 6.1 of this
                                                         -----------
     Indenture Supplement.

          "Pay Out Event" means a Trust Pay Out Event or a Series Pay Out Event.
           -------------

          "Portfolio Yield" means, with respect to any Monthly Period, the
           ---------------
     annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the Allocation Percentage of Finance Charge Collections for such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the Average Collateral Amount for such Monthly Period.

          "Principal Collections Subaccount" is defined in the Indenture.
           --------------------------------                -------------

          "Principal Shortfall" means, with respect to the Series 2001-VFN
           -------------------
     Notes, on any Deposit Date during a Monthly Period:

          (a) if such Monthly Period falls in the Controlled Amortization Period, the excess of the applicable Controlled Distribution Amount over the Class A Principal Allocation for such Deposit Date and for each prior Deposit Date during such Monthly Period;

          (b) if such Monthly Period falls in the Rapid Amortization Period, the excess of the Class A Collateral Amount over the aggregate amount deposited into the Principal Collections Subaccount pursuant to Section 4.3(b)(ii)(z)
                                                           ---------------------
     for such Deposit Date and for each prior Deposit Date during such Monthly Period;

          (c) if such Monthly Period falls in a Limited Amortization Period, the excess of the applicable Limited Amortization Amount over the Class A Principal Allocation for such Deposit Date and for each prior Deposit Date during such Monthly Period; and

          (d) if such Monthly Period falls in the Revolving Period, the excess of any applicable Limited Amortization Amount over the aggregate amount deposited into the Principal Collections Subaccount pursuant to Section
                                                                     -------
     4.3(b)(ii)(x) for such Deposit Date and for each prior Deposit Date during
     -------------
     such Monthly Period.

          "Purchase Commitment Expiration Date" is defined in the Note Purchase
           -----------------------------------
     Agreement.

          "Purchase Commitments" is defined in the Note Purchase Agreement.
           --------------------

          "Rapid Amortization Period" means an Amortization Period commencing on
           -------------------------
     the Pay Out Commencement Date and ending on the earlier to occur of (a) the Trust Termination Date or (b) the Series Termination Date.

          "Rating Agency" means the rating agency or agencies providing ratings
           -------------
     for the Notes issued by any Conduit Purchaser.

          "Rating Agency Condition" means, with respect to any action or series
           -----------------------
     of related actions or proposed transactions in the Note Purchase Agreement, the Indenture or this Indenture Supplement, that the Rating Agency or Agencies for the respective Notes shall have notified the related Conduit Managing Agent that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of the rating or ratings of the Class A Notes.

          "Reallocated Principal Collections" is defined in Section 4.10.
           ---------------------------------                ------------

          "Reallocated Principal Reserves" is defined in subsection
           ------------------------------                ----------
     4.3(b)(ii)(x).
     -------------

          "Reassignment Amount" means, for any Distribution Date, after giving
           -------------------
     effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the outstanding principal balance of the Series 2001-VFN Notes on such Distribution Date, plus (ii) Note Interest for such Distribution Date and any Note Interest previously due but not distributed to the Series 2001-VFN Noteholders plus (iii) fees and other amounts owing under the Note Purchase Agreement or Fee Letter.

          "Record Date" means, with respect to any Distribution Date, the close
           -----------
     of business on the last Business Day of the preceding month.

          "Required Conduit Managing Agents" is defined in the Note Purchase
           --------------------------------
     Agreement.

          "Required Excess Collateral Amount" means, as of any date of
           ---------------------------------
     determination, an amount that if equal to the Excess Collateral Amount on such date of determination would cause the Excess Collateral Amount Allocation Percentage to be equal to the Required Excess Collateral Amount Percentage on such date of determination.

          "Required Excess Collateral Amount Percentage" means, with respect to
           --------------------------------------------
     any date of determination, 15.00%; provided, that the Seller may reduce
                                        --------
     such percentage from time to time so long as (a) the Rating Agency Condition has been satisfied with respect to such reduction, (b) the Seller shall have obtained the prior written consent of the Administrative Agent and the Conduit Managing Agents, and (c) the Trustee and the Seller shall have received an opinion of Rooks, Pitts and Poust or other outside tax counsel to the effect that for federal income tax purposes such reduction will not cause (i) the outstanding Class A Notes to be characterized other than as indebtedness or an interest in a partnership or (ii) the Trust to be taxable as a corporation or a publicly traded partnership.

          "Reset Date" means each day that is: (a) the last day prior to the
           ----------
     Closing Date; (b) the last day in a Monthly Period; (c) a day on which Receivables in Additional Accounts are added to the Trust pursuant to
     Section 2.6(a) or (b) of the Transfer and Servicing Agreement; (d) a day on
     --------------    ---
     which Receivables in Removed Accounts are removed from the Trust pursuant to Section 2.7; (e) the last day prior to any day on which a Series is
        -----------
     issued; and (f) the last day prior to any day on which there is an increase in the invested amount of any outstanding Series of variable funding Notes.

          "Revolving Period" means the period from and including the Closing
           ----------------
     Date to and including the earlier of (a) the close of business on the Scheduled Pay Out Commencement Date or (b) the Pay Out Commencement Date; provided, however, that the Revolving Period will be temporarily suspended
     --------  -------
     for the duration of any Limited Amortization Period.

          "SCCMNT Indenture Supplement" is defined in the Note Purchase
           ---------------------------
     Agreement.

          "Scheduled Pay Out Commencement Date" is defined in the Note Purchase
           -----------------------------------
     Agreement.

          "Scheduled Series 2001-VFN Termination Date" means the Distribution
           ------------------------------------------
     Date which occurs in the Monthly Period occurring 44 months after the earlier to occur of the commencement of the Controlled Amortization Period or the Rapid Amortization Period.

          "Series 2001-VFN" means the Series of the First Consumers Credit Card
           ---------------
     Master Note Trust represented by the Series 2001-VFN Notes.

          "Series Pay Out Event" is defined in Section 6.1 of this Indenture
           --------------------                -----------
     Supplement.

          "Series Servicing Fee Percentage" means (a) at any time when FCNB is
           -------------------------------
     Servicer, two percent (2.00%) per annum or such lesser percentage as FCNB
                                   --- -----
     may from time to time designate by written notice to the Indenture Trustee and the Administrative Agent (which lesser percentage shall be based on a good faith determination by FCNB that such percentage will result in payment of a Servicing Fee with respect to Series 2001-VFN at least adequate to cover FCNB's estimated costs of servicing the portion of the Receivables allocable to Series 2001-VFN), and (b) at any other time, two percent (2.00%) per annum.
                     --- -----

          "Series Termination Date" means the earlier to occur of (a) the day
           -----------------------
     after the Distribution Date on which the Series 2001-VFN Notes are paid in full, or (b) the Scheduled Series 2001-VFN Termination Date.

          "Total Deficiency Amount" is defined in Section 4.5.
           -----------------------                -----------

          Section 2.2 Terms. Each capitalized term defined herein shall relate
                      -----
     to the Series 2001-VFN Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

          Section 2.3 Interpretive Rules. The interpretive rules specified in
                      ------------------
     Section 1.2 of the Indenture also apply to this Indenture Supplement. If
     -----------
     any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

          Section 2.4 Calculations. The Series 2001-VFN Notes are replacing and
                      ------------
     refinancing the Series 1999-B Certificates issued by the FCMT Trust that had substantially similar economic terms. For any Monthly Period commencing prior to the Closing Date and the portion of the October 2001 Monthly Period falling prior to the Closing Date, "Base Rate", "Delinquency Amount", "Dilution", "Excess Spread Percentage" and any other related calculations shall be calculated in accordance with the Series 1999-B transaction documents for purposes of this document, and for purposes of calculations required by this Indenture Supplement, the "Collateral Amount" and "Allocation Percentage" on each day falling in the October 2001 Monthly Period and prior to the Closing Date shall be deemed to have equaled the "Investor Amount" and the "Investor Percentage," respectively, under the Series Supplement for that Series on that day.

          Section 2.5 Interchange. On or prior to each Determination Date,
                      -----------
     Seller shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables allocable to the Series 2001-VFN Noteholders with respect to the preceding Monthly Period, which allocation shall equal the Allocation Percentage for Finance Charge Receivables for such preceding Monthly Period times the total amount of Interchange for such Monthly Period. On each Transfer Date, Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Subaccount, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Series 2001-VFN Notes with respect to the preceding Monthly Period. Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Indenture Trustee for the benefit of the Series 2001-VFN Noteholders in such Interchange and the proceeds of such Interchange, as set forth in this Section 2.2. To the extent that an Indenture Supplement
                       -----------
     for a Series, other than Series 2001-VFN, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Notes of any such Series (except as otherwise specified in any such Indenture Supplement) and the Series 2001-VFN Notes shall rank pari
                                                                         ----
     passu and be equally and ratably entitled as provided herein to the
     -----
     benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture Supplement and the other related Indenture Supplements.

                                   ARTICLE III

                OPTIONAL REDEMPTION OF NOTES; FINAL DISTRIBUTIONS

          Section 3.1 Optional Redemption. On any day occurring after the end of
                      -------------------
     the Revolving Period and on or after the date on which the outstanding principal balance of the Series 2001-VFN Notes is reduced to 5% or less of the highest outstanding principal balance of Series 2001-VFN Notes since the Closing Date, the Servicer shall have the option to redeem the Series 2001-VFN Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or
     (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (a) The Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Servicer shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2001-VFN shall be reduced to zero and the Series 2001-VFN Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in
     Section 3.1(c).
     --------------

          (b) (i) The amount to be paid by the Seller with respect to Series 2001-VFN in connection with a reassignment of Receivables to the Seller pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall
                 --------------
     equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

          (c) The amount to be paid by the Servicer with respect to Series 2001-VFN in connection with a repurchase of the Notes pursuant to Section 7.1 of
                                                                  -----------
     the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

          (d) With respect to the Reassignment Amount deposited into the Collection Account, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (x) the Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Monthly Interest for such Distribution Date, and (B) any Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) any fees or amounts due and owing under the Note Purchase Agreement or Fee Letter will be distributed to the parties to which each such item is owed.

          (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to this Section 3.1 for
                                                              -----------
     payment to the Series 2001-VFN Noteholders shall be deemed distributed in full to the Series 2001-VFN Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 3.1 and shall be
                                                      -----------
     deemed to be a final distribution pursuant to Section 11.2 of the
                                                   ------------
     Indenture.

          (f) On the Series 2001-VFN Final Maturity Date, the right of the Series 2001-VFN Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of
                                                                 -----------
     the Indenture.

          Section 3.2 Delivery and Payment for the Series 2001-VFN Notes. The
                      --------------------------------------------------
     Indenture Trustee shall deliver the initial Series 2001-VFN Notes on the Closing Date when authenticated in accordance with Section 2.3 of the
                                                        -----------
     Indenture. In addition, from time to time, within five Business Days of receipt of written instructions from the Seller, the Indenture Trustee shall authenticate and deliver additional Series 2001-VFN Notes to the Conduit Managing Agent for any additional Ownership Group.

          Section 3.3 Private Placement of Class A Notes; Form of Delivery of
                      -------------------------------------------------------
     Series 2001-VFN Notes.
     ---------------------

          (a) The Class A Notes have not been registered under the Securities Act of 1933, as amended, (the "Securities Act"), or any state securities
                                    --------------
     law. No transfer of any Class A Note shall be made except in accordance with the terms of the Note Purchase Agreement and either (i) pursuant to an effective registration under the Securities Act and applicable state securities or "blue sky" laws or (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws, to (A) a person who the transferor
                    --------
     reasonably believes is a Qualified Institutional Buyer within the meaning thereof in Rule 144A under the Securities Act that is aware that the resale or other transfer is being made in reliance on Rule 144A, (2) a person who is an accredited investor as defined in Rule 501(a) under the Securities Act or (3) an institution which has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment therein. The Class A Notes shall bear a legend to the effect set forth in Exhibit A. None of the Seller, the Transfer
                                ---------
     Agent and Registrar or the Indenture Trustee is obligated to register the Class A Notes under the Securities Act or any other securities or "blue sky" law or to take any other action not otherwise required under this Indenture Supplement or the Indenture to permit the transfer of Class A Notes without registration or as described above.

          (b) The Series 2001-VFN Notes shall not be delivered as Book-Entry Notes. The Series 2001-VFN Notes shall be delivered as Registered Notes as provided in Section 6.1 of the Indenture. The Class A Notes shall be
                 -----------
     substantially in the form of Exhibit A.
                                  ---------

                                   ARTICLE IV

                           RIGHTS OF NOTEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1 [Reserved]
                       --------

          Section 4.2 [Reserved]
                       --------

          Section 4.3 Allocations.
                      -----------

          (a) Allocations. Finance Charge Collections, Principal Collections and
              -----------
     Defaulted Receivables allocated to Series 2001-VFN pursuant to Article VIII
                                                                    ------------
     of the Indenture shall be allocated and distributed as set forth in this Article.

          (b) Allocations to the Series 2001-VFN Noteholders. The Servicer
              ----------------------------------------------
     shall, prior to the close of business on any Deposit Date, allocate to the Series 2001-VFN Noteholders the following amounts as set forth below:

          (c) Allocation of Finance Charge Collections. The Servicer shall
              ----------------------------------------
     allocate to the Series 2001-VFN Noteholders and transfer to the Finance Charge Subaccount for application as provided herein an amount equal to the product of (A) the Allocation Percentage on the Deposit Date of such Collections and (B) the aggregate amount of Finance Charge Collections for such Deposit Date; provided, however, that with respect to each Monthly
                        --------  -------
     Period falling in the Revolving Period or the Controlled Amortization Period, such amount shall be deposited in the Collection Account and allocated to the Finance Charge Subaccount only until such time as the amount retained in the Collection Account and allocated to the Finance Charge Subaccount pursuant to this Section equals the sum of (1) the aggregate amount of Note Interest with respect to the Distribution Date in the immediately succeeding Monthly Period (such amount to be estimated by the Servicer in good faith after consultation with the Administrative Agent), (2) at any time that FCNB is not the Servicer, the Investor Monthly Servicing Fee payable on the Transfer Date in the immediately succeeding Monthly Period and all accrued and unpaid Investor Monthly Servicing Fees with respect to prior Monthly Periods and (3) the Default Estimate for that Monthly Period; provided further, however, that notwithstanding the
                     -------- -------  -------
     foregoing proviso, (1) the entire Allocation Percentage of Finance Charge
               -------
     Collections shall be deposited in the Collection Account and allocated to the Finance Charge Subaccount on a daily basis if the Excess Spread Percentage for the preceding Monthly Period is less than 3.00% and (2) subject to Section 8.4(a) of the Indenture, on each Determination Date, the
                --------------
     Servicer shall deposit in the Finance Charge Subaccount any amounts not retained on a daily basis pursuant to the preceding proviso. Any portion of
                                                         -------
     such allocation not required to be transferred to the Finance Charge Subaccount pursuant to the preceding sentence shall be (x) first, deposited in the

     Excess Funding Account to the extent that the Seller Amount is less than the Minimum Seller Amount and (y) thereafter paid to the holders of the Seller Interest.

          (d) Allocations of Principal Collections. The Servicer shall allocate
              ------------------------------------
     to the Series 2001-VFN Noteholders the following amounts as set forth below:

                    (x) Allocations During the Revolving Period. During the
                        ---------------------------------------
               Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-VFN Noteholders and transferred to the Principal Collections Subaccount for application as Reallocated Principal Collections on the related Distribution Date pursuant to Section 4.10(a) (all such amounts retained in
                                ---------------
               the Collection Account for application as Reallocated Principal Collections pursuant to this subsection 4.3(b)(ii)(x) being
                                            ------------------------
               hereinafter referred to as "Reallocated Principal Reserves");
                                           ------------------------------
               provided, however, that if the sum of (i) such Reallocated
               --------  -------
               Principal Reserves for any Deposit Date, (ii) all Reallocated Principal Reserves previously deposited in the Principal Collections Subaccount pursuant to this subsection 4.3(b)(ii)(x)
                                                       ------------------------
               on Deposit Dates occurring during the same Monthly Period and
               (iii) the aggregate amount of Finance Charge Collections deposited in the Finance Charge Subaccount pursuant to subsection
                                                                      ----------
               4.3(b)(i) on Deposit Dates occurring in the same Monthly Period,
               ---------
               exceeds the Maximum Reallocated Principal Reserves Amount for such Monthly Period, then such excess shall not be treated as Reallocated Principal Reserves and shall be (A) first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (B) second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount, and (C) third paid to the holders of the Seller Interest.

                    (y) Allocations During the Controlled Amortization Period
                        -----------------------------------------------------
               and any Limited Amortization Period. During the Controlled
               -----------------------------------
               Amortization Period and any Limited Amortization Period, an amount equal to the product of (I) the Allocation Percentage and
               (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series
                ---------------------
               2001-VFN Noteholders and transferred to the Principal Collections Subaccount; provided, however, that if the sum of such Percentage
                           --------  -------
               Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds (1) the Controlled Distribution Amount during the Controlled Amortization Period and
               (2) the Limited Amortization Amount during a Limited Amortization Period, in each case for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be (A) first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (B) second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount, and (C) third paid to the holders of the Seller Interest.

                    (z) Allocations During the Rapid Amortization Period. During
                        ------------------------------------------------
               the Rapid Amortization Period, an amount equal to the product of
               (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2001-VFN Noteholders and transferred to the Principal Collections Subaccount; provided, however, that after the date on which an
                           --------  -------
               amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2001-VFN Noteholders, such amount shall be (A) first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (B) second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount, and (C) third paid to the holders of the Seller Interest.

          (e) Monthly Allocations During the Revolving Period, Limited
              --------------------------------------------------------
     Amortization Period and Controlled Amortization Period. Prior to the
     ------------------------------------------------------
     commencement of the Rapid Amortization Period, on each Determination Date with respect to a Monthly Period, the Servicer shall deposit in the Collection Account and allocate to the Finance Charge Subaccount an amount equal to the excess, if any, of the aggregate amount of Collections that would have been deposited in the Collection Account and allocated to the Finance Charge Subaccount pursuant to Section 4.3(b)(i) but for the proviso thereto, over
                            -----------------             -------          ----
     the aggregate amount of Collections that were deposited in the Collection Account and allocated to the Finance Charge Subaccount pursuant to Section
                                                                        -------
     4.3(b)(i) during such Monthly Period (the "Monthly Finance Charge
     ---------                                  ----------------------
     Allocation"); provided, however, that so long as FCNB is the Servicer and
     ----------    --------  -------
     is affiliated with the holders of the Seller Interest, FCNB, as Servicer and as agent for the holders of the Seller Interest, may make a net deposit to the Collection Account on each Determination Date in an amount equal to the Monthly Finance Charge Allocation, minus all amounts payable or distributable to FCNB, as Servicer, or the holders of the Seller Interest pursuant to Section 4.5 on the related Transfer Date.
                 -----------

          Section 4.4 Defaulted Accounts. On each Determination Date, the
                      ------------------
     Servicer shall calculate the Investor Default Amount for the preceding Monthly Period and the Total Deficiency Amount for the related Distribution Date. If on such date the Total Deficiency Amount exceeds zero (such deficiency, the "Shortfall"), the Excess Collateral Amount (after being
                      ---------
     reduced by any Excess Collateral Amount Reallocated Amounts) will be reduced by the lesser of (a) the Investor Default Amount for the preceding Monthly Period and (b) such Shortfall (a "Excess Collateral Amount Investor
                                               ---------------------------------
     Charge Off"). In the event that such reduction would cause the Excess
     ----------
     Collateral Amount to be a negative number, the Excess Collateral Amount shall be reduced to zero, and the Class A Collateral Amount will be reduced by an amount equal to the excess of such reduction over the Excess Collateral Amount prior to such reduction (a "Class A Investor Charge Off")
                                                   ---------------------------

          Section 4.5 Monthly Payments. On each Determination Date, the
                      ----------------
     Servicer, pursuant to a Monthly Payment Instructions and Notification substantially in the form of Exhibit B to this Indenture Supplement, shall
                                  ---------
     instruct the Indenture Trustee in writing to withdraw, and on the succeeding Transfer Date the Indenture Trustee acting in accordance with such written instructions shall withdraw, the amounts required to be withdrawn from the Finance Charge Subaccount pursuant to Sections 4.5(a),
                                                              --------------
     (b), (c), (d), (e), and (f) and the amounts required to be withdrawn from
     ---  ---  ---  ---      ---
     the Principal Collection Subaccount pursuant to Section 4.10; provided that
                                                     ------------  --------
     the Servicer may amend the form of Exhibit B from time to time, with the
                                        ---------
     prior written consent of the Indenture Trustee. On each Determination Date, the Servicer shall also determine the amount (the "Total Deficiency
                                                        ----------------
     Amount"), if any, by which the sum of (a) Note Interest for the following
     -------
     Distribution Date, plus (b) the Investor Monthly Servicing Fee accrued in respect of the preceding Monthly Period and any unpaid Monthly Servicing Fees from prior Monthly Periods, plus (c) the Investor Default Amount, if any, for the preceding Monthly Period, exceeds the aggregate of (i) amounts allocated to the Finance Charge Subaccount in respect of the preceding Monthly Period, (ii)
     any amounts deposited or to be deposited in the Finance Charge Subaccount for the preceding Monthly Period, with respect to the portion of Ineligible Receivables constituting Finance Charge Receivables reassigned pursuant to
     Section 2.4(d) of the Indenture, (iii) any amounts deposited or to be
     -------------
     deposited in the Finance Charge Subaccount for the preceding Monthly Period, with respect to Investor Net Recoveries, and (iv) any amounts allocable to the Series 2001-VFN Notes in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Finance Charge Subaccount Allocation").
      ---------------------------------------------------

          (a) Note Interest. On each Transfer Date, the Indenture Trustee,
              -------------
     acting in accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount an amount equal to the Monthly Period Finance Charge Subaccount Allocation, to the extent necessary to pay the Note Interest for the related Distribution Date.

          (b) Servicing Fee. On each Transfer Date, the Indenture Trustee,
              -------------
     acting in accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to Section
                                                                      -------
     4.5(a) and (ii) the Investor Monthly Servicing Fee accrued in respect of
     -----
     the preceding Monthly Period plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods, and the Indenture Trustee shall in accordance with such written instructions pay such amount to the Servicer.

          (c) Defaults. On each Transfer Date, the Indenture Trustee, acting in
              --------
     accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to Sections 4.5(a)
                                                              --------------
     and (b) and (ii) the Investor Default Amount, if any, for the preceding
         ---
     Monthly Period, and the Indenture Trustee shall in accordance with such written instructions (A) during the Revolving Period, apply such amount in accordance with Section 4.3(b)(ii)(x), (B) during the Controlled
                     --------------------
     Amortization Period or any Limited Amortization Period, deposit such amount in accordance with Section 4.3(b)(ii)(y) and (C) during the Rapid
                        --------------------
     Amortization Period, deposit such amount in accordance with Section
                                                                 -------
     4.3(b)(ii)(z) in each case as if such amounts were Collections of Principal
     ------------
     Receivables allocable to the Series 2001-VFN Notes received during the Monthly Period related to such Transfer Date.

          (d) Reimbursement of Investor Charge Offs and Excess Collateral Amount
              ------------------------------------------------------------------
     Reallocated Amounts. On each Transfer Date, the Indenture Trustee, acting
     -------------------
     in accordance with written instructions of the Servicer, shall withdraw from
     the Finance Charge Subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to Sections 4.5(a),
                                                              --------------
     (b) and (c) and (ii) an amount equal to the aggregate amount of Investor
     ---     ---
     Charge Offs, if any, Excess Collateral Amount Reallocated Amounts which have not theretofore been reimbursed pursuant to this Section 4.5(d), if
                                                           -------------
     any, and shall in accordance with such written instructions (A) during the Revolving Period, apply such amount in accordance with Section
                                                            -------
     4.3(b)(ii)(x), (B) during the Controlled Amortization Period or any Limited
     ------------
     Amortization Period, deposit such amounts in accordance with Section
                                                                  -------
     4.3(b)(ii)(y) and (C) during the Rapid Amortization Period, deposit such
     ------------
     amounts in accordance with Section 4.3(b)(ii)(z) in each case, as if such
                                -------------
     amounts were Collections of Principal Receivables allocable to the Series 2001-VFN Notes received during the Monthly Period related to such Transfer Date. On the date of any such reimbursement, the Collateral Amount shall be increased by the amount of such reimbursement of Investor Charge Offs and Excess Collateral Amount Reallocated Amounts.

          Reimbursements pursuant to this Section 4.5(d) shall be applied first
                                          -------------                   -----
     to reimburse the Class A Notes for Class A Investor Charge Offs, second, to
                                                                      ------
     the extent amounts are available following the reimbursement of the Class A Notes, to reimburse the Excess Collateral Amount for Excess Collateral Amount Reallocated Amounts and third, to the extent amounts are available
                                    -----
     following the reimbursement of the Excess Collateral Amount for Excess Collateral Amount Reallocated Amounts, to reimburse the Excess Collateral Amount for Excess Collateral Amount Investor Charge Offs.

          (e) Funding Costs. On each Transfer Date, the Indenture Trustee,
              -------------
     acting in accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount an amount equal to the lesser of (i) the Monthly Period Finance Charge Subaccount Allocation, and (ii) the aggregate amount of Funding Costs owed to any Class A Noteholder and deposit the same into the Collection Account.

          (f) Excess Spread. On each Transfer Date, the Indenture Trustee,
              -------------
     acting in accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount and deposit to the Collection Account an amount equal to excess, if any, of (i) the Monthly Period Finance Charge Subaccount Allocation, over (ii) all amounts withdrawn from the Finance Charge Subaccount pursuant to Sections 4.5(a), (b), (c), (d)
                                               --------------   ---  ---  ---
     and (e) (such excess, the "Excess Spread").
         ---                    -------------

          Section 4.6 Payment of Note Interest. On each Distribution Date, the
                      ------------------------
     Paying Agent shall pay in accordance with Section 5.1: (a) to each Conduit
                                               -----------
     Managing Agent from amounts available for that purpose pursuant to

     Section 4.5(a) in respect of the Class A Notes on the related Transfer Date
     -------------
     an amount equal to the Class Note Interest for the related Ownership Group for the Accrual Period ending on that Distribution Date; and (b) to the Excess Collateral Amount Holders from amounts available for that purpose pursuant to Section 4.5(f) on the related Transfer Date. If the amount of
                 -------------
     funds available for that purpose pursuant to Section 4.5(a) is less than
                                                  -------------
     the Note Interest for the Accrual Period ending on that Distribution Date, then the distribution pursuant to clause (a) above shall be made to the
                                       ---------
     Conduit Managing Agents pro rata based upon the Class Note Interest for their respective Ownership Groups.

          Section 4.7 Payment of Note Principal.
                      -------------------------

          (a) (i) On any Determination Date with respect to the Revolving Period following five (5) Business Days' prior written notification by the Seller to the Administrative Agent, and (ii) on the Determination Date in the calendar month following the Monthly Period in which an Amortization Period commences and on each Determination Date thereafter until the end of such Amortization Period, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the next succeeding Transfer Date the Indenture Trustee shall, subject to the following paragraph, withdraw, from the Principal Collections Subaccount (A) the amount deposited in the Principal Collection Subaccount pursuant to Section 4.3(b)(ii)(x) (or such lesser
                                       --------------------
     amount as may be specified in the notification referred to above), 4.3(b)(ii)(y) or 4.3(b)(ii)(z) during the preceding Monthly Period, (B) any
     ------------     ------------
     Shared Principal Collections from other Series allocated to the Series 2001-VFN Notes including funds in the Excess Funding Account that are treated as Shared Principal Collections pursuant to Section 8.5 of the
                                                         -----------
     Indenture, and (C) the amount to be deposited in the Principal Collection Subaccount on such Transfer Date pursuant to Section 4.5(c) or 4.5(d) in
                                                  -------------     -----
     each case after giving effect to any reallocation of Collections pursuant to Section 4.10.
        ------------

          On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Indenture Trustee in writing to, and the Indenture Trustee shall, withdraw from the Principal Collection Subaccount an amount which is no greater than the Collateral Amount as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Indenture Trustee in writing to, and the Indenture Trustee shall, withdraw from the Principal Collection Subaccount for allocation as Collections of Principal Receivables pursuant to Article IV, the amount, if any, remaining
                                       ----------
     in the Principal Collection Subaccount after giving effect to the withdrawals made pursuant to clause (x).
                                  ---------

          (b) On each Distribution Date occurring after a deposit is made pursuant to Section 4.7(a) of this Indenture Supplement, the Paying Agent
                 -------------
     shall pay in
     accordance with Section 5.1 of the Indenture, (A) to the Conduit Managing
                     -----------
     Agents (pro rata based upon the portions of the Class A Collateral Amount held by their respective Ownership Groups) from the Collection Account the lesser of (1) the amount available for this purpose pursuant to Section
                                                                     -------
     4.7(a) of this Indenture Supplement on the related Transfer Date and (2)
     ------
     the Class A Collateral Amount on such date (provided that during any
                                                 --------
     Non-Renewal Amortization Period, the amount so withdrawn shall be paid only to the Conduit Managing Agents for Non-Renewing Ownership Groups (pro rata based upon the portions of the Class A Collateral Amount held by their respective Ownership Groups) and shall be limited to the aggregate portion of the Class A Collateral Amount held by their respective Ownership Groups), and (B) to the Excess Collateral Amount Holders from the Collection Account the lesser of (1) the amount available for this purpose pursuant to Section 4.7(a) of this Indenture Supplement on the related
                 --------------
     Transfer Date less any amounts withdrawn from the Collection Account pursuant to clause (A) of this Section 4.7(b)(i) and (2) the Excess
                 ----------         -----------------
     Collateral Amount on such date.

          (c) On each Determination Date in respect of any Monthly Period in respect of which amounts have been deposited in the Principal Collections Subaccount pursuant to Section 4.8(b), the Servicer shall instruct the
                            --------------
     Indenture Trustee in writing to withdraw, and on the next succeeding Transfer Date the Indenture Trustee shall withdraw, from the Principal Collections Subaccount the amount deposited in the Principal Collection Subaccount pursuant to Section 4.8(b) during the preceding Monthly Period.
                            --------------
     On each Distribution Date occurring after a deposit is made pursuant to this Section 4.7(c), the Paying Agent shall pay in accordance with Section
          --------------                                                -------
     5.1 of the Indenture, to the Excess Collateral Amount Holders from the
     ---
     Collection Account the amount deposited into the Collection Account pursuant to this Section 4.7(c) on the related Transfer Date.
                      --------------

          Section 4.8 Increase and Decrease of Excess Collateral Amount. (a)
                      -------------------------------------------------
     Whenever an Enhancement Increase Condition exists and the Excess Collateral Amount Allocation Percentage is less than the Required Excess Collateral Amount Percentage, the Seller shall increase the Excess Collateral Amount by the applicable Enhancement Increase Amount. Such increase shall be effected by reducing the Seller Amount, if any, by the lesser of such Enhancement Increase Amount and the amount, if any, by which the Seller Amount exceeds the Minimum Seller Amount immediately prior to such increase and by reallocating such amount to the Excess Collateral Amount. If, after giving effect to the preceding sentence, the Excess Collateral Amount Allocation Percentage is less than the Required Excess Collateral Amount Percentage the Seller shall immediately make a deposit in the Excess Funding Account in immediately available funds in the amount necessary to cure such deficiency. Concurrently with the decrease in the Seller Amount and any required deposit to the Excess Funding Account, the Excess Collateral Amount shall be increased by the aggregate amount of such decrease and of such deposit. If the Seller makes a deposit to the Excess Funding Account as described above, and the balance on deposit in the Excess Funding Account as a result of such deposit exceeds 20% of the Portfolio Sub-Limit and is not reduced below that level for a period of 60 consecutive days, then the Seller shall give notice commencing a Limited Amortization Period with a Limited Amortization Amount of not less than the balance on deposit on the Excess Funding Account at the time such notice is given.

          (b) Unless the Pay Out Commencement Date shall have occurred, on any Distribution Date when the Excess Collateral Amount Allocation Percentage exceeds the Required Excess Collateral Amount Percentage (giving effect to any permitted reduction thereof), the Servicer shall allocate to the Excess Collateral Amount Holders from the Principal Collections Subaccount an amount equal to the lesser of (i) the excess of the amount of Collections of Principal Receivables allocated to the Principal Collections Subaccount pursuant to Section 4.3(b)(ii) over the amount of Excess Collateral Amount
                 ------------------
     Reallocated Amounts with respect to such Distribution Date and (ii) the amount that when subtracted from the Excess Collateral Amount (after giving effect to amounts previously allocated from the Principal Collections Subaccount pursuant to this Section 4.8(b)) will cause the Excess
                                 --------------
     Collateral Amount Allocation Percentage to equal the Required Excess Collateral Amount Percentage; provided, however, that in no event shall the
                                   --------  -------
     Excess Collateral Amount be reduced below 3 percent of the result of (x) the Portfolio Sub-limit (as defined in the Note Purchase Agreement), divided by (y) one minus the Required Excess Collateral Amount Percentage.

          Section 4.9 Seller's or Servicer's Failure to Make a Deposit or
                      ---------------------------------------------------
     Payment. If the Servicer or Seller fails to make, or give instructions to
     -------
     make, any payment or deposit (other than as required by Section 2.4(d),
                                                             --------------
     2.4(e), 8.4, 9.2 or 12.2 of the Indenture) required to be made or given by
     ------  ---  ---    ----
     the Servicer or Seller, respectively, at the time specified in the Indenture (including applicable grace periods), the Indenture Trustee shall make such payment or deposit from the applicable Series Account or from amounts otherwise owing to the Seller or the Servicer pursuant hereto without instruction from the Servicer or Seller. The Indenture Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Indenture Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon request of the Indenture Trustee, promptly provide the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Indenture Trustee in the manner in which such payment or deposit should have been made by Seller or the Servicer, as the case may be.

          Section 4.10 Reallocated Principal Collections. (a) The Servicer shall
                       ---------------------------------
     apply or shall direct the Indenture Trustee in writing to apply on each Distribution Date the Collections in respect of the preceding Monthly Period allocated pursuant to Section 4.3(b)(ii)(x), 4.3(b)(ii)(y) or
                                  ---------------------  -------------
     4.3(b)(ii)(z) equal to the lesser of (a) the Excess Collateral Amount
     -------------
     Percentage of such amounts allocated pursuant to Section 4.3(b)(ii)(x),
                                                      ---------------------
     4.3(b)(ii)(y) or Section 4.3(b)(ii)(z) and (b) the Total Deficiency Amount
     -------------    ---------------------     ---
     for such Distribution Date (such amounts applied, the "Excess Collateral
                                                            -----------------
     Amount Reallocated Amounts") to pay the amounts specified in Sections
     --------------------------                                   --------
     4.5(a), (b) and (c) in the order of priority specified in Section 4.5. On
     ------  ---     ---                                       -----------
     each Distribution Date with respect to the Revolving Period, the Limited Amortization Period or the Controlled Amortization Period, the Servicer shall (or shall direct the Indenture Trustee in writing to) withdraw from the Principal Collections Subaccount and pay to the holder of the Seller Interest an amount equal to the excess of (i) the Collections in respect of the preceding Monthly Period allocated pursuant to Section 4.3(b)(ii) over
                                                        -----------------------
     (ii) the sum of (A) the amount of Excess Collateral Amount Reallocated Amounts and (B) the amount allocated to the C Excess Collateral Amount Holders pursuant to Section 4.8(b).
                         --------------

          (a) On any Deposit Date on which the sum of (i) all Reallocated Principal Reserves previously deposited in the Principal Collections Subaccount pursuant to subsection 4.3(b)(ii)(x) on Deposit Dates occurring
                            ------------------------
     in the same Monthly Period, plus (ii) the aggregate amount of Finance Charge Collections deposited in the Finance Charge Subaccount pursuant to subsection 4.3(b)(i) on Deposit Dates occurring in the same Monthly Period,
     --------------------
     exceeds the Maximum Reallocated Principal Reserves Amount, then the Servicer shall allocate, or cause the Indenture Trustee to allocate, Reallocated Principal Reserves in the amount of such excess, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, to be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second to be deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third to be paid to the holders of the Seller Interest.

          Section 4.11 Class A Increases. Subject to the satisfaction of the
                       -----------------
     Class A Increase Conditions, and subject to the terms and conditions of the Indenture, this Indenture Supplement and the Note Purchase Agreement, the Seller may, during the Revolving Period, request an increase in the outstanding principal balance of the Class A Notes to an amount not to exceed the Maximum Class A Collateral Amount (any such increase being referred to herein as a "Class A Increase" and the amount of such increase
                              ----------------
     as the "Class A Increase Amount") in the manner specified in the Note
             -----------------------
     Purchase Agreement.

          Section 4.12 Notice of Note Rate. On or prior to each Determination
                       -------------------
     Date and each Transfer Date, each Conduit Managing Agent shall during the Revolving Period provide the Servicer with certain information relating to the Class Note Interest (as defined in the Note Purchase Agreement) pursuant to Section 2.6 of the Note Purchase Agreement.
                 -----------

          Section 4.13 Suspension of the Revolving Period. The Seller may from
                       ----------------------------------
      time to time at its sole discretion and without the consent of any Series 2001-VFN Noteholder or any other Person, unless a Trust Pay Out Event or a Series Pay Out Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Amortization Period to commence for one or more Monthly Periods by delivering to the Servicer, the Indenture Trustee and the Administrative Agent, a written notice at least five days prior to the first day of the Monthly Period in which such Limited Amortization Period is scheduled to commence, which notice shall specify the Limited Amortization Amount for such Limited Amortization Period and the number of Monthly Periods in such Limited Amortization Period; provided, however, that any Limited Amortization Amount shall be in an
     --------  -------
     amount of not less than $1,000,000 per Conduit Purchaser; provided further
                                                               -------- -------
     that the Seller may not cause a Limited Amortization Period to commence unless, in the reasonable belief of the Seller, such Limited Amortization Period would not result in the occurrence of a Trust Pay Out Event or a Series Pay Out Event.

          During the Revolving Period, the Seller may also, subject to providing the prior written notification referred to in clause (x) of Section 4.7(a),
                                                   ----------    --------------
     from time to time cause a Limited Amortization Amount to be distributed to the Class A Noteholders on any Distribution Date from funds deposited for that purpose pursuant to Section 4.3(b)(ii), provided, that (a) except as
                              ------------------  -------
     permitted by the following clause (b), any such Limited Amortization Amount
                                ----------
     shall be in an amount of not less than $1,000,000 per Conduit Purchaser,
     (b) the Limited Amortization Amount may be less than $1,000,000 per Conduit Purchaser if the aggregate amount available in the Principal Collections Subaccount to pay such Limited Amortization Amount is less than $1,000,000 per Conduit Purchaser and the Seller Amount would be less than zero if the Limited Amortization Amount is not distributed and (c) when a Limited Amortization Amount of less than $1,000,000 per Conduit Purchaser is permitted by clause (b), the Limited Amortization Amount shall nevertheless
                  ----------
     be in an amount that is an integral multiple of $500,000 unless the aggregate amount available in the Principal Collections Subaccount to pay such Limited Amortization Amount is less than the lowest integral multiple of $500,000 that is greater than or equal to the amount by which the Seller Amount is less than the Minimum Seller Amount.

          In addition, the Seller may from time to time cause the Class A Notes to be repaid in full or in part from the proceeds of issuance of another Series of Notes, provided that (i) the Administrative Agent shall receive
                      --------
     not less than five

     Business Days' prior written notice of any such prepayment, and (ii) together with any such prepayment, the Seller shall be required to pay Note Interest accrued on the prepaid amount through the date of prepayment, plus any Breakage Payment resulting from such prepayment.

          Section 4.14 Maximum Class A Collateral Amount. The Class A Notes will
                       ---------------------------------
     have a maximum aggregate principal amount equal to the Portfolio Sub-Limit (as defined in the Note Purchase Agreement) (the "Maximum Class A
                                                       ---------------
     Collateral Amount"), which represents the maximum Class A Collateral Amount
     -----------------
     pursuant to this Indenture Supplement. The Class A Collateral Amount shall at no time exceed the Maximum Class A Collateral Amount.

          Section 4.15 Shared Principal Collections. Subject to Section 8.5 of
                       ----------------------------             -----------
     the Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2001-VFN in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2001-VFN for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. For this purpose, each outstanding series of certificates issued by First Consumers Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series.

          Section 4.16 Excess Finance Charge Collections. Series 2001-VFN shall
                       ---------------------------------
     be an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by First Consumers Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the
                                                             -----------
     Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2001-VFN in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-VFN for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge
                                                          --------------
     Shortfall" for Series 2001-VFN for any Distribution Date will be equal to
     ---------
     the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.5(a) through (e) on such Distribution
                              ---------------         ---
     Date over (b) the Monthly Period Finance Charge Subaccount Allocation with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

          Section 4.17 Termination of Series. The entire Class A Collateral
                       ---------------------
     Amount shall be due and payable no later than the Series Termination Date.

                                    ARTICLE V

                           DISTRIBUTIONS AND REPORTS
                                 TO NOTEHOLDERS

          Section 5.1 Distributions. (a) On each Distribution Date, the Paying
                      -------------
     Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Section 3.4(b) of the
                                                   --------------
     Indenture) to each Conduit Managing Agent the amounts specified in Sections
                                                                        --------
     4.6 and 4.7 for such Distribution Date, together with any Funding Costs
     ---     ---
     payable to members of the related Ownership Group (but only from funds available for that purpose pursuant to Section 4.5(e)), by wire transfer of immediately available funds. If the total Funding Costs owed on any Distribution Date exceed the amounts available for that purpose pursuant to
     Section 4.5(e) on the related Transfer Date, then such amounts shall be
     --------------
     applied to pay Funding Costs to each Conduit Managing Agent pro rata based upon the aggregate Funding Costs owed to each member of their respective Ownership Groups.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Section 3.4(b) of the Indenture) to each Excess
                         --------------
     Collateral Amount Holder of record on the immediately preceding Record Date (other than as provided in Section 2.4(e) of the Indenture or Section 12.3
                                --------------                     ------------
     of the Indenture respecting a final distribution) such Excess Collateral Amount Holder's pro rata share (based on the aggregate Undivided Interests
                     --- ----
     represented by the Excess Collateral Amount held by such Excess Collateral Amount Holder) of amounts available for that purpose as are payable to the Excess Collateral Amount pursuant to Sections 4.6 and 4.7 by wire transfer
                                          ------------     ---
     of immediately available funds.

          Section 5.2 Reports to Investors. (a) Monthly Noteholders' Statement.
                      --------------------      ------------------------------
     On or before each Distribution Date, the Paying Agent shall forward to each Series 2001-VFN Noteholder and each Rating Agency a statement substantially in the form of Exhibit C to this Indenture Supplement prepared by the
                    ---------
     Servicer.

          (b) Annual Noteholders' Tax Statement. On or before January 21 of each
              ---------------------------------
     calendar year, beginning with calendar year 2002, the Seller shall deliver to the Indenture Trustee a statement containing (i) the total amount distributed with respect to the Notes, (ii) the amount of such distribution allocable to principal and (iii) the amount of such distribution allocable to Note Interest, each aggregated for the preceding calendar year. On or before January 31 of each calendar year, beginning with calendar year 2002, the Indenture Trustee shall, at the written direction of the Servicer, distribute on behalf of the Seller, to each Person who at any time during the preceding calendar year was a Series 2001-VFN Noteholder, a statement containing such customary information (consistent with the treatment of the Series 2001-VFN Notes as debt) as necessary or desirable to enable the Series 2001-VFN Noteholders to prepare their tax returns consistent with the treatment of the Series 2001-VFN Notes as debt instruments. Such obligations of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                             SERIES PAY-OUT EVENTS

          Section 6.1 Series Pay-Out Events. If any one of the following events
                      ---------------------
     shall occur with respect to the Series 2001-VFN Notes:

          (a) failure on the part of the Seller or the Servicer (i) to make any payment, transfer or deposit required by the terms of the Indenture or this Indenture Supplement or to give written instructions or to give written notice to the Indenture Trustee to make such payment, transfer or deposit
     (A) in the case of any payment, transfer or deposit of principal, or any instruction or notice with respect thereto, within five days after the date on which such payment, transfer, deposit, notice or instruction is required to be made or given, (B) in the case of any payment, transfer or deposit of interest, or any instruction or notice with respect thereto, on the date on which such payment, transfer, deposit, notice or instruction is required to be made or given and (C) in the case of any other payment, transfer or deposit, or any instruction or notice with respect thereto, within five Business Days after the date on which such payment, transfer, deposit, notice or instruction is required to be made or given or (ii) duly to observe or perform in any material respect any covenants or agreements applicable to it set forth in the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Class A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by the Administrative Agent at the direction of one or more Conduit Managing Agents and continues to affect materially and adversely the interests of the Class A Noteholders for such period;

          (b) any representation or warranty made by Seller in the Indenture or this Indenture Supplement, or any information contained in a computer file or microfiche list required to be delivered by Seller pursuant to Section
                                                                       -------
     2.1 or 2.6 of
     ---    ---
     the Transfer and Servicing Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by the Administrative Agent, and as a result of which the interests of the Class A Noteholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series Pay Out Event pursuant to
                  --------  -------
     this Section 6.1 shall not be deemed to have occurred hereunder if the
          -----------
     Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, and deposited any amounts required to be deposited in connection therewith during such period in accordance with the provisions of the Indenture;

          (c) (i) the Seller shall fail to designate Additional Accounts the Receivables of which will be Eligible Receivables, as required by Section
                                                                       -------
     2.6(a) of the Transfer and Servicing Agreement, and such failure shall
     ------
     continue for a period of five Business Days, or (ii) the Aggregate Principal Balance shall be less than the sum of the numerators used to determine the respective Allocation Percentages with respect to Principal Receivables for each outstanding Series for a period of ten (10) Business Days (or such longer period as the Required Conduit Managing Agents shall allow, but in no event longer than the number of days remaining in the Monthly Period in which such deficiency is reported);

          (d) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Class A Notes; an event described in
     Section 6.1(d) of the SCCMNT Indenture Supplement shall occur; or an event
     --------------
     described in clause (ii) of Section 6.1(a) of the SCCCMNT Indenture
                  -----------    --------------
     Supplement relating to the Servicer shall occur (and the applicable grace period lapses without cure);

          (e) the Administrative Agent shall notify the Servicer and the Indenture Trustee in writing that the Purchase Commitment Expiration Date has occurred;

          (f) a Conduit Downgrade Event shall have occurred; or an event described in Section 6.1(i) of the SCCMNT Indenture Supplement shall occur;
                  --------------

          (g) the average of the Principal Payment Rates for any three consecutive Monthly Periods shall be less than 7.00%;

          (h) the average of the Excess Spread Percentages for any three consecutive Monthly Periods shall be less than 2.0%

          (i) 60 days following the date on which (A) the Securities and Exchange Commission, any banking regulatory authority or any other Official Body having jurisdiction over any Conduit Managing Agent or any of its subsidiaries (including, if applicable, the Administrative Agent) shall require the consolidation of the assets and liabilities of the related Conduit Purchaser on the balance sheet of such Conduit Managing Agent or any of its subsidiaries or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such Conduit Managing Agent or any of its subsidiaries, or (B) the independent auditors for such Conduit Managing Agent shall have advised such Conduit Managing Agent or any of its subsidiaries in writing that in their opinion such consolidation is required by GAAP or applicable Law, rule or regulations;

          (j) a Change of Control shall occur;

          (k) FCNB shall (A) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or (B) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, within 10 Business Days after FCNB has knowledge of such proceeding or the filing thereof, the petition instituting same has not been dismissed;

          (l) the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of FCNB which lien relates to an unpaid liability of at least $10,000,000 and shall not have been released within 40 days;

          (m) if at any time any Rating Agency withdraws or lowers its rating on the Notes below A2 for Moody's or A for S & P;

          (n) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2001-VFN and acceleration of the maturity of the Series 2001-VFN Notes pursuant to Section 5.3 of the Indenture; or
                                           -----------

          (o) prior to the FCMT Termination Date, a Trust Pay Out Event shall occur under (and as defined in) the Pooling and Servicing Agreement;

          (p) then, and in any such event described in subparagraph (a), (b),
                                                       ------------ ---  ---
     (d), (g), (j) or (l) after the applicable grace period set forth in such
     ---  ---  ---    ---
     subparagraphs, either the Indenture Trustee or the Administrative Agent at the direction of the Required Conduit Managing Agents by notice then given in writing to the Seller and the Servicer (and to the Indenture Trustee if given by the Administrative Agent) may declare that a pay out event (a "Series Pay Out Event") has occurred as of the date of such notice and in
      ---------------------
     the case of any event described in subparagraph (c), (e), (f), (h), (i),
                                        ------------ ---  ---  ---  ---  ---
     (k), (m), (n) or (o) a Series Pay Out Event shall occur without any notice
     ---  ---  ---    ---
     or other action on the part of the Indenture Trustee, the Administrative Agent or the Noteholders immediately upon the occurrence of such event. Upon the occurrence of a Pay Out Event, the Seller shall give prompt written notice to the Rating Agencies.

                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 7.1 Change in Account Terms. FCNB hereby agrees that, except
                      -----------------------
     as required by any requirement of law, or as is deemed by FCNB to be necessary in order for FCNB to maintain its credit card business, based upon a good faith assessment by FCNB, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time change the formula for calculating the periodic finance charges assessed on any Receivable or reduce other fees on any Account if FCNB reasonably expects that any Pay Out Event will occur as a result of such change or reduction.

          Section 7.2 Permitted Successor Servicer. With respect to Series 2001-
                      ----------------------------
     VFN, any financial institution which does not qualify as a permitted Successor Servicer under Section 10.2 of the Indenture shall qualify as a
                              ------------
     permitted Successor Servicer if approved in writing by each Conduit Managing Agent and written notice is given thereof by the Seller to the Administrative Agent and each Rating Agency.

          Section 7.3 Successors and Assigns. This Indenture Supplement shall be
                      ----------------------
     binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Seller may not assign or transfer any of its rights under this Indenture Supplement (except to Affiliates) without the prior written consent of each Conduit Managing Agent and written notice is given thereof by the Seller to Administrative Agent.

          Section 7.4 Final Distribution. Written notice of any termination,
                      ------------------
     specifying the Distribution Date upon which the Series 2001-VFN Noteholders may surrender their Series 2001-VFN Notes for payment of the final distribution and cancellation shall be given by the Indenture Trustee not later than the 30th day immediately preceding the Distribution Date on which final payment of the Series 2001-VFN Notes shall be made.

          Section 7.5 Amendments. No amendment or waiver of any provision of the
                      ----------
     Indenture or this Indenture Supplement and no consent to any departure by the Seller, or the Servicer herefrom, shall be effective unless in a writing signed by (x) the Required Conduit Managing Agents and (y) in the case of any amendment, the Seller and the Servicer, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however,
                                                            --------  -------
     that no such amendment, waiver or consent shall, unless in a writing signed by all the Conduit Managing Agents, do any of the following: (a) subject the Administrative Agent, the Conduit Purchasers or the Conduit Managing Agents to any additional obligations, (b) reduce the amount of Note Interest, principal or any fees payable hereunder, (c) postpone any date scheduled for any reduction of Class A Collateral Amount or for any payment of Note Interest or any fees payable hereunder, (d) amend any Pay Out Event or waive any automatic Pay Out Event, (e) amend the definition of "Base Rate," "Delinquency Amount," "Dilution," "Excess Spread Percentage," "Minimum Seller Percentage," "Liquidation Rate," "Portfolio Yield" or "Required Excess Collateral Amount Percentage," (f) change the percentage of, or the numbers of, Conduit Managing Agents, which shall be required for any amendment, waiver or consent or for any other action hereunder, or (g) amend this Section 13. The Servicer shall give each
                                  ----------
     Rating Agency prior written notice of each amendment to this Indenture Supplement. No amendment described in clause (b) through (e) above shall be
                                           ----------         ---
     effective unless the Rating Agency Condition has been satisfied.

          Section 7.6 Effectiveness. This Indenture Supplement shall become
                      -------------
     effective as of the day and year first above written.

          Section 7.7 Ratification of Indenture. As supplemented by this
                      -------------------------
     Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

          Section 7.8 Counterparts. This Indenture Supplement may be executed in
                      ------------
     any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 7.9 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE DUTIES AND OBLIGATIONS OF THE INDENTURE TRUSTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW.

          Section 7.10 Consents. [Reserved.]
                       --------

          Section 7.11 Certain Calculations. In accordance with Section 1.3 of
                       --------------------                     -----------
     the Indenture, the Servicer has adopted the following method of determining the amount of Finance Charge Receivables:

               (i) At the close of business on each Cycle Billing Date for any Cycle of which any Accounts are included in the Trust, the amount of Finance Charge Receivables of all Accounts in such Cycle shall be equal to the result of (A) the amount of Finance Charges charged to all Accounts in such Cycle on such date minus (B) the amount of Finance Charge Receivables on all Accounts in such Cycle that have been charged off since the close of business on the preceding Cycle Billing Date. As of the end of each Monthly Period, the amount of Finance Charge Receivables for all Accounts shall equal (X) the sum of the amounts calculated pursuant to the preceding sentence for each Cycle of which Accounts are included in the Trust during that Monthly Period plus (Y) the Carry-Over Finance Charge Amount.

               (ii) For each Business Day in each Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts shall be all Collections available for allocation on that Business Day up to an amount equal to the quotient of the result determined pursuant to clause (i) above as of the end of the immediately preceding Monthly Period divided by the number of Business Days in such present Monthly Period; provided, however, that (A) the amount of
                                       --------  -------
          Collections allocated to Finance Charge Receivables for all Accounts on the first Business Day of each Monthly Period shall equal the product of two times such quotient, (B) the amount of Collections allocated to Finance Charge Receivables for all Accounts on the last Business Day of each Monthly Period shall equal zero and (C) to the extent that the total Collections available for allocation on any Business Day (other than the last Business Day of a Monthly Period) is less than the amount that is to be allocated to Collections of Finance Charge Receivables on that Business Day, then the deficit shall be added to the amount of Collections that will be allocated to Finance Charge Receivables on the next Business Day.

               (iii) If, at the close of business on the last Business Day of any Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts during such Monthly Period is less than the amount of Finance Charge Receivables for all Accounts calculated pursuant to clause (i) as of the end of the next preceding Monthly Period, then such deficit shall be the "Carry-Over Finance
                                                          ------------------
          Charge Amount" and shall be added to the amount of Finance Charges
          -------------
          Receivables as of the end of the then current Monthly Period pursuant to clause (i).
             ----------

               Notwithstanding the terms of Section 1.3 of the Indenture, the
                                            -----------
     Servicer shall not adopt a method of determining the amount of Finance Charge Receivables different from the method described above without the consent of each Conduit Managing Agent.

          Section 7.12 Repurchase Requests. On any Business Day, Seller may make
                       -------------------
     a written offer (a "Repurchase Offer") to each Conduit Managing Agent to
                         ----------------
     redeem all or a portion of the principal balance of the Class A Notes. Each Conduit Managing Agent may accept or reject such offer. If all of the Conduit Managing Agents accept the offer, then on the day that the repurchase is consummated the purchase price agreed upon between Seller and the Conduit Managing Agents shall be deposited in the Collection Account and shall be distributed to the Conduit Managing Agents on the date of the repurchase. Upon such payment, the Class A Collateral Amount shall decrease by an amount equal to the principal amount of the interest conveyed, and the Excess Collateral Amount shall automatically decrease to an amount so that the Excess Collateral Amount (after such decrease) shall equal the Required Excess Collateral Amount Percentage of the Collateral Amount (after such decrease). To the extent agreed upon between Seller and the Conduit Managing Agents, a portion of the purchase price paid shall decrease the amount of Class Note Interest and Program Commitment Fee payable on the next Distribution Date.

          Section 7.13 Perfection Representations, Warranties and Covenants. The
                       ----------------------------------------------------
     parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all
              ----------
     purposes.

          Section 7.14 Rights of the Indenture Trustee. The Indenture Trustee
                       -------------------------------
     shall be entitled to the same rights, protections, immunities and indemnities set forth in the Master Indenture as if specifically set forth herein.

          Section 7.15 Limitation of Liability. Notwithstanding any other
                       -----------------------
     provision herein or elsewhere, this Indenture Supplement has been executed and delivered by Bankers Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Bankers Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Indenture Supplement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                              [Signatures follow]

     IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                              FIRST CONSUMERS CREDIT CARD MASTER
                                              NOTE TRUST, as Issuer


                                              By: BANKERS TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee


                                              By: /s/ Illegible
                                                 -------------------------------
                                              Name: [Illegible]
                                              Title: Vice President


                                              THE BANK OF NEW YORK,
                                              as Indenture Trustee


                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

     IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                              FIRST CONSUMERS CREDIT CARD MASTER
                                              NOTE TRUST, as Issuer


                                              By: BANKERS TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              THE BANK OF NEW YORK,
                                              as Indenture Trustee


                                              Name: Illegible
                                                    ----------------------------
                                              Title: ASSISTANT TREASURER
                                                    ----------------------------

Acknowledged and Accepted:

FIRST CONSUMER NATIONAL BANK,
as Seller and Servicer


/s/ Illegible
----------------------------
Name:
Title:

                                   EXHIBIT A
                                       to
                      SERIES 2001-VFN INDENTURE SUPPLEMENT

                        FORM OF SERIES 2001-VFN CLASS A
                             VARIABLE FUNDING NOTE

     THIS CLASS A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO RESALE OR
                 ---------------
OTHER TRANSFER OF THIS CLASS A NOTE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT AND EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS TO (I) A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(II) A PERSON WHO IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR (III) AN INSTITUTION WHICH HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE INVESTMENT THEREIN. NONE OF THE SELLER, THE TRANSFER AGENT AND REGISTRAR OR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

     EACH CLASS A NOTEHOLDER AND EACH BENEFICIAL OWNER OF A CLASS A NOTE, BY ITS ACCEPTANCE THEREOF OR OF SUCH BENEFICIAL INTEREST, WILL BE DEEMED TO HAVE REPRESENTED AND AGREED AS FOLLOW: (i) SUCH HOLDER OR OWNER UNDERSTANDS THAT THE CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR ANY STATE OR OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO, OR EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, (ii) SUCH HOLDER OR OWNER WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH CLASS A NOTE OR ANY INTEREST THEREIN AT ANY TIME EXCEPT TO THE SELLER OR TO A PERSON WHOM SUCH TRANSFEROR OF THE CLASS A NOTE REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT IN ACCORDANCE WITH RULE 144A TO WHOM NOTICE IS GIVEN THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND AFTER DELIVERY OF THE DOCUMENTATION

REQUIRED BY THE INDENTURE AND THIS SUPPLEMENTAL INDENTURE, AND (iii) SUCH HOLDER OR OWNER IS A QIB PURCHASING FOR ITS OWN ACCOUNT IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT AND HAS RECEIVED NOTICE THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

     NEITHER THIS CLASS A NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH
SECTION 2.5 OF THE INDENTURE REFERRED TO HEREIN. THE CLASS A NOTEHOLDER MAY NOT
-----------
SELL OR OTHERWISE TRANSFER ALL OR ANY PORTION OF THIS CLASS A NOTE, EXCEPT IN ACCORDANCE WITH THE NOTE PURCHASE AGREEMENT.

     THE PRINCIPAL AMOUNT OF THIS CLASS A NOTE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS CLASS A NOTE ALLOCABLE TO PRINCIPAL. IN ADDITION, THIS CLASS A NOTE MAY BE INCREASED AT THE REQUEST OF THE SELLER SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 2001-VFN INDENTURE SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE PRINCIPAL AMOUNT OF THIS CLASS A NOTE MAY VARY FROM TIME TO TIME. ANYONE ACQUIRING THIS CLASS A NOTE MAY ASCERTAIN THE CURRENT PRINCIPAL AMOUNT OF THIS CLASS A NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CLASS A NOTES, THE INDENTURE TRUSTEE IS THE BANK OF NEW YORK.

     THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, AND NONE OF THIS NOTE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS A NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE INDENTURE.

                                                        MAXIMUM PRINCIPAL AMOUNT
No.                                                         $
    ----------                                               -------------------

         FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-VFN
                   CLASS A VARIABLE FUNDING ASSET BACKED NOTE

     First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of March 1, 2001, for value received, hereby promises to pay to [___], or registered assigns, subject to the following provisions, the principal sum of [___] DOLLARS ($[___]), or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-VFN Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the [January 2004] Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed as provided in the Indenture. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Class A Series 2001-VFN Asset Backed Note to be duly executed.

                                              FIRST CONSUMERS CREDIT CARD MASTER
                                              NOTE TRUST,
                                              as Issuer


                                              By:  Bankers Trust Company, not in
                                                   its individual capacity but
                                                   solely as Owner Trustee under
                                                   the Trust Agreement


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:

Dated:

                            GRID TO CLASS A NOTE NO.
                                                    --

--------------------------------------------------------------------------------
  Date of        Principal       Class A Increase       Amount of       Notation
Transaction   Amount for this         Amount        Principal Payment   Made By
                Series before
              giving effect to
               the Transaction
                on such Date
--------------------------------------------------------------------------------
               $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Trustee's Note of Authentication

     This is one of the Series 2001-VFN Class A Variable Funding Asset Backed Notes referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK, as Indenture
                                              Trustee


                                              By:
                                                 -------------------------------
                                              Name
                                              Title

                                   EXHIBIT B
                                       to
                      SERIES 2001-VFN INDENTURE SUPPLEMENT

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                       NOTIFICATION TO INDENTURE TRUSTEE

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST
                                SERIES 2001-VFN

The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB"), as Servicer pursuant to the Master Indenture, dated as of March 1, 2001 (the "Master Indenture") between the Issuer and The Bank of New York, as
              ----------------
indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture
                        -----------------
Supplement, dated as of [ ], 2001 (the "Indenture Supplement" and together with
                                        --------------------
the Master Indenture, the "Indenture"), does hereby certify as follows:
                           ---------

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Indenture, as amended by the Series 2001-VFN Indenture Supplement thereto; provided, that the "preceding Monthly Period" means the
                    --------
monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and Sections are references to the respective sections and Sections of the Indenture.

     B. FCNB is the Servicer under the Indenture.

     C. The undersigned is a Servicing Officer.

     D. The date of this notice is a Determination Date under the Indenture.

I.   INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.5, the Servicer does hereby instruct the Indenture
                 -----------
Trustee (i) to make a withdrawal from the Finance Charge Subaccount on
          ,     , which date is a Transfer Date under the Indenture, in an
----------  ----
aggregate amount as set forth below [, including $           to be withdrawn
                                                  ----------
from the Principal Subaccount pursuant to Section 4.10,] in respect of the
                                          ------------
following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.5:
                -----------

     A.   Pursuant to Section 4.5(a):
          --------------------------
          Note Interest for the preceding Accrual Period           $
                                                                    ------------

     B.   Pursuant to Section 4.5(b):
          --------------------------
          Investor Monthly Servicing Fee for the                   $
          preceding Monthly Period                                  ------------

     C.   Pursuant to Section 4.5(c):
          --------------------------
          Investor Default Amount for the preceding                $
          Monthly Period (less the aggregate amount                 ------------
          of Investor Charge Offs in respect of such Monthly Period)

     D.   Pursuant to Section 4.5(d):
          --------------------------
          Aggregate reimbursed Investor Charge Off                 $
          and Excess Collateral Amount Reallocated Amounts          ------------

     E.   Funding Costs for the Preceding Monthly Period           $
                                                                    ------------

     F.   Pursuant to Section 4.5(f):
          --------------------------
          Excess Spread payable to the Excess                      $
          Collateral Amount Holder                                  ------------

II.  INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to Section 4.7, the Servicer does hereby instruct the Indenture
                 -----------
Trustee (i) to make a withdrawal from the Principal Collection Subaccount on
          ,     , which date is a Transfer Date under the Indenture, and (ii)
----------  ----
apply such amount in accordance with Section 4.7:
                                     -----------

     A.   Amounts to be distributed to the Conduit                 $
          Managing Agents in accordance                             ------------
          with Section 4.7(b)(A) and Section 5.1(a)

     B.   Amounts to be distributed to the Noteholders in          $
          accordance with Section 4.7(c) and Section 5.1(c)         ------------

     C.   Amount to be distributed to the holder of the            $
          Seller Interest                                           ------------

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this
     day of           , 200  .
----        ----------     --

                                                  FIRST CONSUMERS NATIONAL BANK,
                                                  as Servicer


                                                  By:
                                                  Title

                                    EXHIBIT C
                                       to
                      SERIES 2001-VFN INDENTURE SUPPLEMENT

                                    [TO COME]

                                   SCHEDULE 1
                    TO SERIES 2001-VFN INDENTURE SUPPLEMENT

                     PERFECTION REPRESENTATIONS, WARRANTIES
                                 AND COVENANTS

     (a) In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the
Indenture Trustee as follows as of October   , 2001:
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          (1.) The Indenture creates a valid and continuing security interest
     (as defined in the applicable Uniform Commercial Code) in the Collateral Certificate in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from Issuer.

          (2.) The Collateral Certificate constitutes an "instrument," a "general intangible" or a "certificated security" within the meaning of the applicable Uniform Commercial Code.

          (3.) Issuer owns and has good and marketable title to the Collateral Certificate free and clear of any Lien, claim or encumbrance of any Person; provided that nothing in this paragraph(a)(3) shall prevent or be deemed to
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     prohibit Issuer from suffering to exist upon any of the Receivables any
     Liens for any taxes if such taxes shall not at the time be due and payable or if Seller or Issuer, as applicable, shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (4.) There are no consents or approvals required by the terms of the Collateral Certificate for the pledge of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture.

          (5.) Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Collateral Certificate.

          (6.) There is only one executed copy of the Collateral Certificate and such copy has been delivered to the Indenture Trustee. The Collateral Certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the Issuer.

          (7.) Other than the pledge of the Collateral Certificate to Indenture Trustee pursuant to the Indenture, Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral Certificate. Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of collateral covering the Collateral Certificate, except for the financing statement filed pursuant to the Indenture.

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

          (8.) The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer.

          (9.) The Collateral Certificate does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

          (10.) Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule 1 shall be
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     continuing, and remain in full force and effect, until such time as the
     Collateral Certificate is retired.

     (b) Indenture Trustee covenants that it shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule 1.
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     (c) The Servicer covenants that, in order to evidence the interests of
Issuer and Indenture Trustee under the Indenture, Servicer shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph (c)) as may be necessary or advisable (including, without limitation,
--------------
such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Indenture Trustee's security interest in the Collateral Certificate. Servicer shall, from time to time and within the time limits established by law, prepare and present to Indenture Trustee for Indenture Trustee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Collateral Certificate as a first-priority interest (each a "Filing"). Servicer shall present each such
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Filing to the Indenture Trustee together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Indenture Trustee pursuant to the Granting Clause of the Indenture, (ii) satisfies all requirements and conditions to such Filing in the Indenture and
(iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for Indenture Trustee's signature. Upon receipt of such Opinion of Counsel and form of authorization, Indenture Trustee shall promptly authorize in writing Servicer to, and Servicer shall, effect such Filing under the Uniform Commercial Code without the signature of Issuer or Indenture Trustee where allowed by applicable law. Notwithstanding anything else in the Indenture to the contrary, the Servicer shall not have any authority to effect a Filing without obtaining written authorization from the Trustee in accordance with this paragraph (c).
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